Exhibit 99.2

2009 Annual Report Transcript and Materials

FBL Financial Group, Inc.
Overcoming Adversity
2009 Annual Report

FBL Financial Group, headquartered in West Des Moines, Iowa, is a holding company whose primary operating subsidiaries are Farm Bureau Life Insurance Company and EquiTrust Life Insurance Company. Please access our 2009 Annual Report, Proxy Statement and Form 10-K by clicking on the button below.

Forward-Looking Statements

Certain statements made in this annual report and on this website concerning FBL Financial Group’s prospects for the future are forward-looking statements intended to qualify for the “safe harbor” from liability established by the Private Securities Litigation Reform Act. These statements generally can be identified by their context, including terms such as “believes,” “anticipates,” “expects,” or similar words.

These statements involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statement. These risks and uncertainties are detailed in FBL Financial Group’s reports filed with the Securities and Exchange Commission and include, but are not limited to, difficult conditions in financial markets and the economy, lack of liquidity and access to capital, investment valuations, interest rate changes, competitive factors, the ability to attract and retain sales agents and a decrease in ratings. These forward-looking statements are based on assumptions which FBL Financial Group believes to be reasonable; however, no assurance can be given that the assumptions will prove to be correct. These important risks and uncertainties should be considered in evaluating any statement contained herein.

Investors should not place undue reliance upon any forward-looking statements included in this annual report, as they are only as of the date they were posted, March 31, 2010. FBL disclaims any obligation to update forward-looking statements after the date that this annual report is posted. Further, FBL Financial Group assumes no responsibility for any inaccuracies or misstatements which occur as a result of the review of dated material. For FBL Financial Group’s most current information, please reference FBL Financial Group’s current SEC filings, which may be found on FBL Financial Group’s website under Financial Information, SEC Filings (http://www.fblfinancial.com/sec.cfm).

ACCEPT

Letter to Shareholders – Jim Hohmann, Chief Executive Officer

Hello. I’m Jim Hohmann, CEO of FBL Financial Group. I’m pleased to address you - my fellow shareholders - in this, my first annual report with FBL.

I think of 2009 as a year of overcoming adversity. FBL is in the business of helping others who face adversity, but in 2009 we also helped ourselves and our company to overcome the significant challenges of the global financial crisis.

I joined FBL Financial Group on April 29, during a turbulent time in the economy – it was a very challenging period. Capital markets were constrained and equity markets were extremely volatile, coming off their lowest point in two decades. I was charged with bringing new strategies and accountabilities to improve our balance sheet, products, operations and distribution.

Early on I identified two top priorities: capital strength and the reinvention of EquiTrust Life.

We focused immediate attention on conserving and strengthening capital. We repositioned our investment portfolio, improved our asset liability position and completed a reinsurance transaction.

The EquiTrust Life reinvention plan is well underway, and we’re developing a consumer-focused life insurance business in cooperation with independent marketing intermediaries. This reinvention embodies innovative strategies, diversified products and more focused attention on our distribution partners and customers.

As I moved through the year, I added a third priority to reorganize and clarify accountabilities around our new value drivers. In September, I announced a redesigned organizational structure for the management of FBL Financial Group. This redesign and these new reporting relationships allow us to build upon our success with more focused accountability in the areas of investment performance, product and risk management, operations and distribution.

Our keen focus on these three priorities has resulted in improved earnings throughout 2009, with net income of $2.31 per share and operating income of $2.98 per share. Substantial book value was restored and increased by 237% and we ended the year with a 20% gain in our stock price. We are very proud of our progress.

Let me share my impressions about FBL Financial Group as a company. First and foremost, I find the caliber of employees and agents to be very high. They truly embody the corporate values of integrity, leadership, accountability, teamwork and passion.

Another observation is around our flagship consumer brand. The Farm Bureau brand is extremely strong in rural America and serves an important niche on the American landscape. Farm Bureau Life provides a solid foundation for our company, with strong people, brand and products.

Our collective efforts in 2009 have enhanced shareholder value, and we have further refined our business strategies around several key priorities to drive value in 2010 and beyond.

We are intent on growing in the coming year, and will drive that through excellent operations, risk management, and products that are competitive and relevant to consumers. There is a tremendous amount of opportunity ahead for FBL. We are poised to move forward, toward greater strength and shared success.

Questions and Answers

  What is FBL Financial Group’s relationship with the Farm Bureau organizations?
  Will you continue the focus on building capital strength in 2010?
  What are your priorities in 2010?
  Could you describe the quality of your investment portfolio?
  What does the EquiTrust reinvention include?
  What are your thoughts on your current financial strength ratings?

Q: What is FBL Financial Group’s relationship with the Farm Bureau organizations?
A: (Hohmann) We have a collaborative and supportive relationship with Farm Bureau, and our two organizations share core values: to improve the financial well-being and the quality of life for our clients and members. This is the foundation of Farm Bureau – to serve American farmers and ranchers. Today, Farm Bureau’s 6.3 million member families come from all walks of life, and we provide insurance and financial products to those in our 15-state market territory. We market these products using the "Farm Bureau" name and "FB" trademarks. In addition to using the Farm Bureau name, we manage two Farm Bureau property-casualty companies for a management fee.

Q: Will you continue the focus on building capital strength in 2010?
A: (Brannen) Strengthening our capital base was a top priority last year, and we benefited from asset repositioning, strong operating results, a gain from a reinsurance transaction and enhanced asset liability management. Our Farm Bureau Life company action level RBC ended 2009 at 441%, clearly exceeding our 350% target, and EquiTrust Life’s year end company action level RBC ended 2009 at 376%, also exceeding our target. For 2010 we continue to focus on the efficient use of capital and plan to maintain a strong capital position going forward.

Q: What are your priorities in 2010?
A: (Hohmann) In 2010 we are concentrating on several key areas. We continue work to optimize our balance sheet and reinvent EquiTrust, but we are also expanding that agenda to grow both our business and our profits. We intend to accomplish that by introducing new products, streamlining our Farm Bureau operations, increasing our agent and customer bases, and enhancing our cross-sell.

Q: Could you describe the quality of your investment portfolio?
A: (Brannen) We have a high quality, liquid investment portfolio, with 94.4% of our fixed maturity securities being investment grade as of year end. Also, our portfolio contains 11% of commercial mortgage loans, which were underwritten by FBL’s well-seasoned mortgage loan specialists. We are confident in our commercial mortgage loan portfolio and have a long history of low delinquency rates. Our investments are all managed internally and are well-diversified by individual issue, industry and asset class. Our strategy in 2009 was to reposition our investment portfolio by selling lower rated securities and investing proceeds in higher rated securities. As we upgraded the portfolio’s quality, we also improved our cash flow management, which enhanced our asset liability management profile.

Q: What does the EquiTrust reinvention include?
A: (Hohmann) During 2009 we completed rigorous analysis and defined what we call the EquiTrust Reinvention. This reinvention embodies innovative strategies, diversified products, and more focused attention to distribution partners and target customers. At the same time it builds on the existing strengths of EquiTrust Life as an organization that is very nimble and agile, effectively developing products, processing business and engaging with the distributors. In 2010 EquiTrust Life will introduce a wealth transfer product. Over time, we plan to expand the life portfolio to complement a more focused fixed annuity business.

Q: What are your thoughts on your current financial strength ratings?
A: (Brannen) We are very positive about the progress we made in 2009 to strengthen our capital base and to improve our risk position. We believe these actions and improved risk based capital ratios are consistent with higher ratings and an improved outlook, so we will continue our strategy of sustained strength as the right one for restoring our companies’ ratings.

Financial Review – Jim Brannen, Chief Financial Officer

Net income (loss) per common share
Operating income per common share
Capitalization
Statutory capital
Book value per common share
Total assets
Investments by type
Investments by quality

I’m Jim Brannen, Chief Financial Officer of FBL Financial Group.

2009 was a year of challenge, but also one of progress. We faced challenges in the early months of 2009, with tumbling financial markets causing record unrealized losses in our investment portfolio, and new lows in U.S. treasury rates driving increased surrenders at our EquiTrust Life subsidiary. However, we made much progress in the last three quarters of 2009, with steps we took and are still taking to improve our risk profile, strengthen our capital base and optimize our investment portfolio. Because of these actions, we delivered strong earnings results. We ended 2009 on solid financial footing. I’m confident about the long term success of FBL Financial Group.

Some of the more significant financial metrics are highlighted here. I invite you to click on the metrics to the left to get a better sense for the results of each item. And of course you can find more detailed information in our Form 10-K.

Net income (loss) per common share - This chart illustrates our net income or loss per common share. Despite a rough beginning in 2009, we were able to end the year with solid net income of $69.8 million, or $2.31 per share. The net loss in 2008 reflects realized investment losses from other-than-temporary impairments of bonds in our investment portfolio.

Operating income per common share – After a difficult 2008, our 2009 operating income totaled a solid $90.1 million, or $2.98 per share. This reflects continued strong results from our Farm Bureau Life business, gains due to a reinsurance transaction, the refinement of reserve estimates and higher earnings in our variable segment due to recovering equity markets.

Capitalization - During 2009, much of our attention was focused on strengthening our capital base and I’m pleased to say that we were successful with total capitalization increasing to $1.2 billion at year end 2009 from $689 million at year end 2008. Our debt-to-total capitalization ratio, with equity credit for our trust preferreds, was 20.1% at year end with securities at cost, a level we’re comfortable with.

Statutory capital - Our companies are well-capitalized and, despite the challenges in the financial markets during the year, we were able to strengthen our capital position. At year end 2009, Farm Bureau Life had total statutory adjusted capital of $451 million and EquiTrust Life had $442 million. Company action level risk based capital, or RBC, was 441% for Farm Bureau Life and 376% for EquiTrust Life, both improving significantly in 2009 and both exceeding our 350% target. These increases reflect our strong financial results and actions to reposition our investment portfolio, reinsure a closed block of business and restructure our EquiTrust Life product portfolio so that sales are capital neutral.

Book value per common share - Our book value per share is shown here both with and without accumulated other comprehensive income/loss, or AOCI(L). For us, AOCI(L) is largely the marking of fixed income securities to market value. Book value per share as of yearend 2009 increased a remarkable 237% to $28.49. This reflects our strong 2009 financial results and an increase in the market value of investments due to the recovery of the financial markets and our portfolio repositioning.

Total assets – Assets totaled $14.3 billion at year-end 2009, an increase from $14.1 billion at year-end 2008 and an increase from $10.2 billion at year-end 2005. Spreads earned on this growth in assets was a factor in our increase in both net income and operating income in 2009.

Investments by type – At December 31, 2009, we had total investments of $11.7 billion. Our investments are managed internally and are well-diversified by individual issue, industry and asset class. We manage our credit exposure on an enterprise-wide basis and have limits in place for each credit exposure. During 2009, we had several opportunities to reposition a portion of our investment portfolio, which allowed us to improve the overall portfolio liquidity, enhance the aggregate credit profile of the portfolio, and further diversify the overall portfolio across asset classes, sectors and individual issuers.

Investments by quality –The quality of our portfolio is high with more than 94% of our fixed maturity securities being investment grade. With our portfolio repositioning in 2009, we were able to enhance the aggregate credit profile of the portfolio by reducing our holdings in BBB securities. Without this repositioning, our allocation to BBBs would have grown due to ratings downgrades that were prevalent during 2009. As we move forward in 2010, we’ll continue to focus on improving the quality of our investment portfolio by concentrating new investments on higher rated securities.

About FBL: Company Profile

EquiTrust Life Insurance Company
FBL Financial Group’s EquiTrust Life Insurance Company subsidiary is national in scope and sells traditional fixed rate and index annuities through more than 20,000 independent agents. EquiTrust Life is currently undergoing a reinvention process to diversify its business by product and channel and expects to introduce its first life insurance product in 2010.

Farm Bureau Life Insurance Company
FBL Financial Group’s Farm Bureau Life Insurance Company subsidiary has 2,020 exclusive agents and managers in 15 Midwestern and Western states. Farm Bureau Life, which originated in 1945, serves the niche marketplace of Farm Bureau members with a comprehensive line of life insurance and annuity products.

Farm Bureau Property & Casualty Insurance Company
Western Agricultural Insurance Company
FBL Financial Group manages all aspects of two Farm Bureau affiliated property-casualty insurance companies: Farm Bureau Property & Casualty Insurance Company and Western Agricultural Insurance Company, which operate predominantly in eight states. FBL Financial Group receives a management fee from these companies and underwriting results do not impact FBL Financial Group’s results.

About FBL: Management Team

James E. Hohmann, Chief Executive Officer
James P. Brannen, Chief Financial Officer, Chief Administrative Officer and Treasurer
Charles T. Happel, Executive Vice President – Chief Investment Officer
Richard J. Kypta, Executive Vice President – Farm Bureau Life
David A. McNeill, Vice President, General Counsel and Secretary
Kevin R. Slawin, Executive Vice President – Marketing & Distribution
Bruce A. Trost, Executive Vice President – Operations
Russell J. Wiltgen, Chief Actuary
Douglas W. Gumm, Vice President – Information Technology
Thomas L. May, Vice President – EquiTrust
Lori K. Strottman, Vice President – Human Resources
David T. Sebastian, Vice President – Strategy & Business Development
Donald J. Seibel, Vice President – Finance

James E. Hohmann
Chief Executive Officer
James E. (Jim) Hohmann was named chief executive officer of FBL Financial Group in January 2010, after eight months as interim CEO. He has more than 30 years of experience in the financial services industry. Prior to FBL Financial Group, he was president and CEO of Allstate Financial with executive accountabilities for 15 Allstate affiliates. Prior to that, Hohmann was president and chief operating officer at Conseco, Inc.; president and CEO of XL Life and Annuity; and president, Financial Institutions, for Zurich Kemper Life. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries. Hohmann earned a bachelor's degree in mathematics from Northwestern University and an MBA from the University of Chicago. He is a former member of the board of directors of the American Council of Life Insurers, and serves on the board of OMNI Youth Services in Chicago.

James P. Brannen
Chief Financial Officer, Chief Administrative Officer and Treasurer
James P. (Jim) Brannen, chief financial officer, chief administrative officer and treasurer of FBL Financial Group, is a graduate of the University of Iowa with a major in accounting. He joined FBL in 1991 and held various positions in the tax and accounting areas prior to being named to vice president - finance in 2000 and to his current position in 2007. Prior to joining FBL, Brannen managed corporate tax matters for insurance companies at Ernst & Young. He is a certified public accountant and is a member of the American Institute of Certified Public Accountants and the Iowa Society of Certified Public Accountants. Brannen is also active in several civic and industry organizations.

Charles T. Happel
Executive Vice President - Chief Investment Officer
Charles T. (Charlie) Happel is chief investment officer of FBL Financial Group. He joined the company in 1984 as a Farm Bureau Financial Services agent, moving to the corporate office in 1986. Over the next 15 years, he held various positions in investments, as securities analyst and portfolio manager. Happel became securities vice president in 2001, vice president - investments in August 2008, and was named chief investment officer in September 2009. He is a graduate of the University of Northern Iowa and earned an MBA from Drake University. He is a Chartered Financial Analyst (CFA), and holds a number of industry designations, including CFP, FLMI, ChFC, CLU, and CPCU. He is a member of the Iowa Society for Financial Analysts, the Association for Investment Management and Research (AIMR), Chicago Municipal Analysts Forum, and the National Federation of Municipal Analysts (NFMA).

Thomas L. May
Vice President – EquiTrust
Thomas L. (Tom) May is vice president, EquiTrust, a subsidiary of FBL Financial Group. May joined FBL in 2002 as alliance marketing vice president. He served as vice president, sales and marketing of the EquiTrust Life Strategic Business Unit from its inception in 2003 until assuming his current position in September 2009. Prior to joining FBL, May held positions in actuarial, marketing and finance areas at Equitable Life of Iowa and Central Life Assurance Company. May was part of the management team of USG Annuity & Life, a start up annuity operation launched in 1990, eventually becoming executive vice president and chief marketing officer.  May earned a bachelor's degree in mathematics from the University of Nebraska in Lincoln and a master's degree in actuarial science. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

David A. McNeill
Vice President, General Counsel and Secretary
David A. McNeill, vice president, general counsel and secretary of FBL Financial Group, joined FBL’s legal department in 1989. He held various positions in the legal department before being named to his current position in 2009. Prior to joining FBL, McNeill was in private practice as an attorney in the Des Moines law firm of Davis, Hockenberg, Wine, Brown, Koehn & Shors (now Davis Brown) and an attorney with Miller & Sanford law firm (now Lathrop & Gage) in Springfield, Missouri. McNeill also held several editorial positions before receiving his law degree. McNeill received his Juris Doctorate degree, with honors, from Drake University Law School in 1985 and his bachelor's degree from Simpson College in 1979. McNeill is the companies' representative to the Federation of Iowa Insurers, and serves as a director of the Kansas Life & Health Insurance Guaranty Association and the Colorado Life and Health Insurance Protection Association.

Kevin R. Slawin
Executive Vice President – Marketing & Distribution
Kevin R. Slawin, executive vice president – marketing & distribution, joined FBL Financial Group in October 2009. He is responsible for all aspects of the organization's marketing and distribution functions including business development, brand management, sales management and agent recruiting and retention. Slawin has more than 30 years of experience in the financial services industry. Over the past 14 years, he has held a number of senior management positions at Allstate Financial including CEO, Allstate Bank; senior vice president, operations and technology; and senior vice president, chief financial officer. Most recently, he served as president, distribution. Slawin holds a Masters of Management degree from the J. L. Kellogg Graduate School of Management at Northwestern University and a BS degree in accounting from Indiana University. Slawin serves on the board of directors of the Insurance Market Standards Association (IMSA).

Bruce A. Trost
Executive Vice President – Operations
Bruce A. Trost was named executive vice president – operations of FBL Financial Group in September, 2009. Trost joined FBL in 2004 and was responsible for FBL's managed property-casualty companies from 2004-2009. Prior to FBL, Trost was the executive vice president and chief executive officer of Nodak Mutual Insurance Company, Fargo, North Dakota. Trost began his Farm Bureau insurance career in 1976 with COUNTRY Insurance Company in Illinois. He held various positions including Illinois state claims manager, returning in 1999 as vice president of the property casualty companies. He was with United Farm Family Mutual Insurance Company from 1994-1999. Trost holds a bachelor's degree in business from Southern Illinois University. He also completed various insurance and advanced management courses through the Wharton School of Business, Drake University, IBM, and the American Educational Institute, where he received a Senior Claims Law Associate designation.

Russell J. Wiltgen
Chief Actuary
Russell J. Wiltgen joined FBL Financial Group as chief actuary in February, 2010. He is responsible for actuarial matters and enterprise risk management. Wiltgen comes to FBL Financial Group with nearly 30 years of experience in the financial services, with expertise in strategic business planning, risk management, product development and management, distribution expansion and field engagement. Prior to joining FBL, he was with the UNIFI Companies in Lincoln, and where he most recently served as vice president-individual annuity product management. He also worked for the Mutual of Omaha Companies for 17 years where he held various actuarial management positions including vice president and chief product actuary risk life. Wiltgen holds a bachelor's degree in actuarial science from the University of Iowa. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries.

Richard J. Kypta
Executive Vice President – Farm Bureau Life
Richard J. (Rich) Kypta is executive vice president – Farm Bureau Life. He joined the company in August 2007 and served as senior vice president and general counsel through March 2008. Kypta also served as the secretary of FBL Financial Group through April 2009. Prior to joining FBL, Kypta held a number of legal, finance, and operations positions within Aviva USA Corporation and Aegon Insurance Group. He started his career with the public accounting firm of PricewaterhouseCoopers. Kypta holds a BS degree from Georgetown University, an MS degree from Johns Hopkins University and a J.D. degree from the University of Maryland's School of Law. He is a certified public accountant; a member of the American Institute of Certified Public Accountants, American Bar Association and Maryland State Bar Association; and a Fellow of the Life Management Institute. Kypta currently serves as a director of the Iowa and Wyoming Life and Health Guaranty Associations and as a trustee of the Hospice of Central Iowa Foundation.

Douglas W. Gumm
Vice President – Information Technology
Douglas W. (Doug) Gumm is vice president – information technology for FBL Financial Group, Inc. He is responsible for the company’s data center operations, local and wide-area network services, database administration, desktop computing, help desk support, information security and application development. Gumm joined FBL Financial Group, Inc. in 1999 as information systems vice president and was named vice president – information technology in 2001. Gumm has 35 years of management experience in information systems. Before joining FBL, he worked in several capacities at Principal Financial Group. He is the current chair of the Technology Association of Iowa executive committee, first past chair of the PCIAA Technology Committee and past president of the Iowa CIO Forum.

Lori K. Strottman
Vice President – Human Resources
Lori Strottman joined the companies in 1986 and has served in a number of human resources capacities over the past 24 years. She was director of corporate recruitment and employment from 1995 until 2003, when she when she became employment services vice president. She was named to her current position in March 2010. Strottman graduated from the University of Northern Iowa with a bachelor's degree in management (human resources emphasis). She has earned numerous human resources and insurance industry designations including Senior Professional Human Resources (SPHR), Certified Employee Benefits Specialist (CEBS), Group Benefits Administrator (GBA), Certified Compensation Professional (CCP) and Fellow Life Management Institute (FLMI). She is past president of the Society for Human Resource Management's central Iowa chapter and continues to serve the organization as a board member.

David T. Sebastian
Vice President – Strategy & Business Development
David T. Sebastian was named vice president - strategy and business development in June of 2008, having served as vice president in various sales and marketing capacities since joining FBL Financial Group in 2004. Sebastian was a consultant to the companies on sales, marketing and business matters beginning in 1995. Prior to joining FBL Sebastian was an independent consultant to clients in financial services, professional services, manufacturing, consumer products and education for more than 20 years.

Donald J. Seibel
Vice President – Finance
Donald J. Seibel, vice president – finance, joined FBL in 1996 to help lead accounting efforts necessary for FBL Financial Group’s initial public offering. He became GAAP accounting vice president in 1998 and vice president − accounting in 2002 and was named to his current position in 2007. Prior to joining FBL, Seibel worked for 11 years at public accounting firm Ernst & Young. He is responsible for departments providing financial and tax reporting for FBL, investor relations, employee benefits and certain corporate services. Seibel holds a bachelor’s degree in accounting from Iowa State University, is a certified public accountant, and holds the Fellow Life Office Management Institute (FLMI) certification. Seibel is a board member of the Iowa Society of CPAs and is active in civic organizations.

About FBL: Board of Directors

Craig A. Lang, Chairman of the Board
Craig A. Lang is the chairman of the board and chair of the Executive Committee. He has been a director of the Iowa Farm Bureau Federation since 1992. In December 2001 he was elected president of the Iowa Farm Bureau Federation and director and president of its subsidiary, Farm Bureau Management Corporation. In 2003 Lang was elected to the board of directors of the American Farm Bureau Federation. He is also a director of FB BanCorp. He served as the Iowa governor's appointed chairman of the Grow Iowa Values Fund, within the Iowa Department of Economic Development, in 2003 and 2006. Lang was named a member of the Iowa Board of Regents in April 2007. Lang is the lead director of Iowa Telecom, and chairman of its Compensation Committee. Lang has farmed since 1973 in partnership with his father and brother on 1,200 acres near Brooklyn, Iowa.

Steve L. Baccus
Steve L. Baccus was named a Class B director in May 2002 after being named president of the Kansas Farm Bureau. He is also chairman of the board of directors of Farm Bureau Property & Casualty and a director of Farm Bureau Life, EquiTrust Life, Western Ag and FB BanCorp. In 2004 Baccus was elected to the board of directors of the American Farm Bureau Federation. His family farm in Ottawa County, Kansas produces wheat, milo, soybeans, sunflower and irrigated corn. Baccus earned bachelor’s and master’s degrees in psychology from Washburn University and Chapman College, respectively.

Roger K. Brooks
Roger K. Brooks was named a Class A director in May 2009, filling a board vacancy. Brooks is the retired chief executive officer and chairman of AmerUs Group. He retired from AmerUs in 2005, after nearly 50 years of service. Brooks has served on numerous community boards and is a member of the Iowa Insurance Hall of Fame and Iowa Business Hall of Fame. He is also a Fellow of the Society of Actuaries. Brooks graduated magna cum laude with a bachelor's degree in mathematics from the University of Iowa. He also participated in Stanford University's Executive Program.

Jerry L. Chicoine
Jerry L. Chicoine, Class A director since 1996, is the lead director of the independent directors, vice chairman of the board, and serves on the Executive Committee and the Management Development and Compensation Committee. Chicoine retired effective January 1, 2001 as chairman and chief executive officer of Pioneer Hi-Bred International, Inc. He had served in those capacities since 1999, and was Pioneer's executive vice president and chief operating officer since 1997. From 1988 to 1997 he had served as senior vice president and chief financial officer. He was named a director of Pioneer Hi-Bred in March 1998. He was named Outstanding CPA in Business and Industry by the Iowa Society of CPAs in 1998. He was a partner in the accounting firm of McGladrey & Pullen from 1969 to 1986 and also holds a law degree. He is a member of the Board of Directors of several non-public companies, including Ruan Holdings, The Weitz Company and Bankers Trust Company N.A. of Phoenix.

Tim H. Gill
Tim H. Gill, Class A director since 2004, has served as president and chief executive officer of Montana Livestock Ag Credit, Inc. since 1986. The company specializes in agricultural finance throughout the state of Montana, underwrites long term real estate loans and has its own investment offerings. Gill is on the finance committee of Montana Stockgrowers; a trustee and finance chairman of the Montana Stockgrowers Research and Education Foundation; a member of the tax and credit committee of the National Cattlemen's Beef Association; a director and past chairman of the Montana Council on Economic Education; a director of the Carroll College Athletic Association, and past chairman of the Animal Bio-Science Committee for Montana State University College of Agriculture. He is chair of the Class A Nominating and Governance Committee.

Robert H. Hanson
Robert H. Hanson, Class A director since 2004, served as investment banker with Merrill Lynch, Pierce Fenner & Smith in New York from 1965 to 1989, since 1972 as a vice president, specializing in providing corporate finance services to the regulated utilities and telecommunications industries. In 1990 he relocated to Cody, Wyoming, where he was employed by Dean Witter Reynolds, Inc. as an account executive, and later by D.A. Davidson & Co., as vice president and office manager of that firm's Cody office. In 1993 he joined GST Telecommunications, Inc., initially as senior vice president–corporate development, and subsequently as chief financial officer, retiring from those positions in 1999. Hanson is a past member of the Wyoming Telecommunications Council and current president of the Boys & Girls Club of Park County, Wyoming. In addition, he is a director and trustee of two national conservation organizations, for which he has the responsibility for financial and investment management. Hanson is a graduate of Yale University. He is chair of the Finance Committee.

Craig D. Hill
Craig D. Hill was elected a Class B director in February 2007 and previously served as a Class B director from 2002 to 2004. He is vice president of the Iowa Farm Bureau Federation and has served on its Board of Directors since 1989. He has served on the boards of Farm Bureau Life from 1989 to 2007, Property & Casualty since 1989, and also serves on the boards of Western Agricultural and Crop1 Insurance. Hill farms 1,000 acres of row crops and has a swine operation near Milo, Iowa.

James E. Hohmann
James E. (Jim) Hohmann was named chief executive officer of FBL Financial Group in January 2010, after eight months as interim CEO. He has more than 30 years of experience in the financial services industry. Prior to FBL Financial Group, he was president and CEO of Allstate Financial with executive accountabilities for 15 Allstate affiliates. Prior to that, Hohmann was president and chief operating officer at Conseco, Inc.; president and CEO of XL Life and Annuity; and president, Financial Institutions, for Zurich Kemper Life. He is a Fellow of the Society of Actuaries and a member of the American Academy of Actuaries. Hohmann earned a bachelor's degree in mathematics from Northwestern University and an MBA from the University of Chicago. He is a former member of the board of directors of the American Council of Life Insurers, and serves on the board of OMNI Youth Services in Chicago.

Paul E. Larson
Paul E. Larson, Class A director since 2004, is the chair of the Audit Committee. He has been named by the Board of Directors as one of our "Audit Committee financial experts." He retired in 1999 as president of Equitable Life of Iowa and its subsidiary, USG Annuity and Life, after 22 years with the companies. Larson holds both a law degree and a certified public accountant designation. He was named Outstanding CPA in Business and Industry by the Iowa Society of CPA's in 1999, and inducted into the American Institute of CPA's Business and Industry Hall of Fame in 2000. He is a member of the Board of Directors of non-public companies Wellmark, Inc., GuideOne Mutual Insurance Company and GuideOne Specialty Mutual Insurance Company. He was also a board member of EquiTrust Mutual Funds (which is managed by one of our subsidiaries), where he was chair of the Audit Committee and the committee's financial expert. He resigned from the EquiTrust Mutual Funds board upon election to the FBL Financial Group board in 2004.

Edward W. Mehrer
Edward W. Mehrer, Class A director since 2004, is currently a member of the board of directors, and the audit and compensation committees of NovaStar Financial. He served as interim chief executive officer of CyDex, Inc., a drug delivery company, from late 2002 to mid 2003, and as its chief financial officer from November 1996 to December 2003. Prior to joining CyDex in 1996, Mehrer was executive vice president and chief financial and administrative officer of Marion Merrell Dow and a director and member of its executive committee. From 1976 to 1986, Mehrer served as partner-in-charge of audit and accounting for KPMG Peat Marwick in Kansas City, Missouri. The Board of Directors has named him as one of our “Audit Committee financial experts.”

Keith R. Olsen
Keith R. Olsen has served as a Class B director since May 2007. He previously served as a Class B director from 2002 to 2004. He is chairman of the Class B Nominating Committee. Olsen was elected president of the Nebraska Farm Bureau Federation in 2002, and has been a member of its Board of Directors since 1992. He was elected to the Board of Directors of the American Farm Bureau Federation in 2004. He is also a director of Farm Bureau Life, Farm Bureau Property & Casualty, and Western Agricultural Insurance Company. In February 2003 he became a director of Blue Cross-Blue Shield of Nebraska. Olsen holds a Bachelor of Science in Agricultural Economics and has farmed 3,000 acres in southwest Nebraska for more than four decades.

Kevin G. Rogers
Kevin G. Rogers has served as a Class B director since February 2008. He has been president of the Arizona Farm Bureau Federation since 2004. He also serves on the board of American Farm Bureau Federation and its executive committee, the National Cotton Council, the Cotton Board (treasurer) and is a member of the USDA's Air Quality Task Force. Rogers is also a director of Farm Bureau Life and Farm Bureau Property & Casualty Insurance Company, and president and a director of Western Agricultural Insurance Company. His family farms 7,000 acres in the Phoenix metropolitan area.

John E. Walker
John E. Walker, Class A director since 1996, is the chair of the Management Development and Compensation Committee. He retired January 1, 1996 from Business Men's Assurance (BMA), Kansas City, Missouri, where he had been the managing director of Reinsurance Operations since 1979. He had been a member of the Board of Directors of BMA for 11 years prior to his retirement, and a member of its executive committee.

Company Timeline

Early 1900s
When county and state Farm Bureaus began forming in the years around World War I, farming was becoming increasingly complex and capital intensive, a trend that has continued and intensified. Unfortunately, given their urban market focus, few insurance companies at that time understood the unique needs of farmers.

1939
The Iowa Farm Bureau Federation formed its own company to meet the needs of its farmer members. Farm Bureau Mutual Insurance Company began by offering auto insurance, and expanded into farm liability products and fire protection.. By the early 1960s, it was a full line multi-state casualty insurer.

1945
FBL's principal subsidiary, Farm Bureau Life Insurance Company (originally known as Iowa Life Insurance Company) was organized on October 30, 1944 and opened for business on January 24, 1945. From the beginning, Farm Bureau Life experienced record-breaking growth. During its charter period, more than 9,000 applications were received for $22 million of life insurance volume. In its first year of operation, $29 million was issued, a record for life insurance companies.

1949
A record was set when Farm Bureau Life achieved $100 million of life insurance in force in just 56 months. Several other state Farm Bureaus recognize the opportunity to provide expanded services to members through insurance products while achieving economies of scale. Farm Bureau Life was invited to offer its products in states other than Iowa, expanding into Nebraska in 1951 and Minnesota in 1954.

1971
The company introduced the sale of its mutual funds. Today these funds are managed by FBL's subsidiary, EquiTrust Investment Management Services.

1984
Farm Bureau Life acquired Utah Farm Bureau Insurance Company and Utah Farm Bureau Life. In 1988, Utah Farm Bureau Life was merged into Farm Bureau Life. The assets of Utah Farm Bureau Insurance Company were dividended up to its parent company and it was dissolved in 1998.

1987
Farm Bureau Life expanded into South Dakota at the request of the South Dakota Farm Bureau Federation. South Dakota Farm Bureau Mutual became a managed operation until it was merged into Farm Bureau Mutual in 1999.

1993
In 1993, Farm Bureau Life became the majority owner of Rural Security Life, which was formed in 1949 by the Wisconsin Farm Bureau Federation. Rural Security Life was merged into Farm Bureau Life in 1994.

1994
In January, the shareholders of Farm Bureau Life Insurance Company and Western Farm Bureau Life Insurance Company approve a plan to consolidate operations. Western Farm Bureau Life operated in Arizona, Colorado, Idaho, Montana, New Mexico, Oklahoma, North Dakota and Wyoming. Western Farm Bureau Life was merged into Farm Bureau Life in 1999.

1995
FBL Financial Group entered into a variable product strategic alliance with Kansas Farm Bureau Life Insurance Company allowing FBL variable products to be sold in Kansas through Kansas Farm Bureau Life's agency force.

1996
FBL Financial Group began managing Western Agricultural Insurance Company (Arizona) and Western Farm Bureau Mutual Insurance Company (New Mexico).

1996
FBL Financial Group went public at a split-adjusted initial public offering price of $8.75. Today FBL Financial Group is traded on the New York Stock Exchange under the ticker symbol FFG.

1997
EquiTrust Life was purchased by FBL in 1997 as a shell company to underwrite business outside of FBL's niche Farm Bureau marketplace.

2001
FBL expanded its core marketing territory to 15 states through the acquisition of Kansas Farm Bureau Life Insurance Company. FBL entered into coinsurance agreements with National Travelers Life Company and American Equity Investment Life Insurance Company.

2003
Farm Bureau Mutual Insurance Company merged with the Nebraska Farm Bureau Insurance Company and Farm Bureau Mutual Insurance Company of Kansas. FBL, which still manages Farm Bureau Mutual, now manages property-casualty operations in eight states.

2009-10
In 2009, Farm Bureau Mutual Insurance Company formed a mutual holding company named Farm Bureau Mutual Holding Company. Farm Bureau Mutual Insurance Company was renamed Farm Bureau Property & Casualty Insurance Company, effective January 1, 2010.

Today
FBL Financial Group is a holding company whose primary operating subsidiaries are Farm Bureau Life Insurance Company and EquiTrust Life Insurance Company. FBL Financial Group underwrites, markets and distributes life insurance, annuities and mutual funds to individuals and small businesses. In addition, FBL manages all aspects of two Farm Bureau affiliated property-casualty insurance companies for a management fee.